SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         SOUTHCOAST FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        SOUTHCOAST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:


      The Annual Meeting of the Shareholders of Southcoast Financial Corporation will be held at the offices of Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina, on May 4, 2007, at 10:30 a.m., for the following purposes:


     (1)  To elect two directors to each serve a three year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.


      You are only entitled to notice of and to vote at the meeting if you were a shareholder of record at the close of business on March 27, 2007. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Southcoast Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.


      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.


      Our 2007 Proxy Statement and 2006 Annual Report to Shareholders are enclosed with this notice.


                                            By Order of the Board of Directors




April 6, 2007                               Robert M. Scott
                                            Secretary

                        SOUTHCOAST FINANCIAL CORPORATION
                           534 Johnnie Dodds Boulevard
                       Mt. Pleasant, South Carolina 29464
                                 (843) 884-0504

                                 PROXY STATEMENT


       We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Southcoast Financial Corporation for use at our Annual Meeting of Shareholders to be held at 10:30 a.m. on May 4, 2007 at the offices of Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina. A Notice of Annual Meeting is attached to this Proxy Statement, and a form of proxy is enclosed. We first began mailing this Proxy Statement to shareholders on or about April 6, 2007. We are paying the cost of this solicitation. The only method of solicitation we will use, other than the mail, is personal contact, including by telephone or other electronic means, by our directors and regular employees. Throughout this Proxy Statement, we use terms such as "we", "us", "our" and "our Company" to refer to Southcoast Financial Corporation, and terms such as "you" and "your" to refer to our shareholders.


                                  ANNUAL REPORT


      Our Annual Report to Shareholders covering our fiscal year ended December 31, 2006, including financial statements, is enclosed. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.


                                VOTING PROCEDURES

Voting


      If you hold your shares of record in your own name, you can vote your shares by marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record, you can also attend the Annual Meeting and vote in person. If you hold your shares in street name with a broker or other nominee, you can direct your vote by submitting voting instructions to your broker or nominee in accordance with the procedure on the voting card provided by your broker or nominee. If you hold your shares in street name, you may attend the Annual Meeting, but you may not vote in person without a proxy appointment from a shareholder of record.


Revocation of Proxy


      If you are a record shareholder and execute and deliver a proxy, you have the right to revoke it at any time before it is voted by delivering to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464 or by mailing to Mr. Pearson at Post Office Box 1561, Mt. Pleasant, South Carolina 29465, an instrument which by its terms revokes the proxy. If you are a record shareholder, you may also revoke your proxy by delivering to us a duly executed proxy bearing a later date. Written notice of your revocation of a proxy or delivery of a later dated proxy will be effective when we receive it. Your attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, if you are a record shareholder and desire to do so, you may attend the meeting and vote in person in which case the proxy will not be used. If you hold your shares in street name with a broker or other nominee, you may change or revoke your proxy instructions by submitting new voting instructions to the broker or other nominee.


Quorum and Voting


      Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. You are only entitled to notice of and to vote at the meeting if you were a stockholder of record at the close of business on March 27, 2007 (the "Record Date"). At the close of business on March 27, 2007, we had outstanding 5,186,093 shares of our common stock (no par value).

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in our Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.


      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for the positions to be filled would be elected as directors. Because the number of nominees for election at the 2007 Annual Meeting is the same as the number of positions to be filled, it is expected that both nominees will be elected. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of our common stock voted in favor of the matter exceeds the number of shares of our common stock voted against the matter.


Actions To Be Taken By The Proxies


      Our Board of Directors selected the persons named as proxies in the attached form of proxy. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Unless you otherwise specify therein, your proxy will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where you have appropriately specified how the proxy is to be voted, it will be voted in accordance with your specifications. Our Board of Directors is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, the persons named in the proxy intend to vote on such matters in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS


      If you wish to submit proposals for the consideration of the shareholders at the 2008 Annual Meeting, you may do so by mailing them in writing to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465 or by delivering them in writing to Mr. Pearson at our main office, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. You must send or deliver such written proposals in time for us to receive them prior to December 7, 2007, if you want us to include them, if otherwise appropriate, in our Proxy Statement and form of Proxy relating to that meeting. If we do not receive notice of a shareholder proposal prior to February 20, 2008, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the proposal is raised at the meeting.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


      The table below shows information as of December 31, 2006 about persons known to us to be beneficial owners of 5% or more of our common stock. We obtained this information from a Schedule 13G filed by this entity with the Securities and Exchange Commission and we have not independently verified it.


                                         Amount and Nature of
Name and Address                        Beneficial Ownership    Percent of Class
----------------                        --------------------    ----------------

Goldman Sachs Asset Management, L.P.           316,930               5.8%
32 Old Slip
New York, New York 10005

                      SECURITY OWNERSHIP OF OUR MANAGEMENT

      The table below shows at February 28, 2007, the number and percentage of shares of our common stock owned by each of our directors, director nominees and each of our executive officers named in the Summary Compensation Table.

                                             Amount and Nature
Name                                      Of Beneficial Ownership     % of Class
----                                      -----------------------     ----------
L. Wayne Pearson (1) ....................         121,693                2.34%
Paul D. Hollen, III (2) .................         103,566                1.99%
William A. Coates (3) ...................          72,101                1.38%
Robert M. Scott (4) .....................          70,006                1.34%
William C. Heslop .......................             -0-                 *
James P. Smith (5) ......................          59,930                1.15%
James H. Sexton, Jr. ....................          50,096                 *
Robert A. Daniel, Jr. (6) ...............          34,012                 *
William B. Seabrook .....................          18,526                 *
Tommy B. Baker ..........................          12,100                 *
Stephen F. Hutchinson ...................          12,101                 *

All Directors and executive
 officers as a group (11 persons) (7) ...         554,131               10.64%

----------------------------------------------------------------
*Less than one percent.

Except as noted, to the knowledge of our management, all shares are owned directly with sole voting power.

(1) Includes options to purchase 3,327 shares of our common stock. Does not include 22,917 shares owned by Mr. Pearson's wife as to which he disclaims beneficial ownership.
(2) Does not include 15,808 shares owned by Mr. Hollen's wife and children as to which he disclaims beneficial ownership.
(3)  Includes options to purchase 3,327 shares of our common stock.
(4) Includes options to purchase 3,327 shares of our common stock. Does not include 19,982 shares owned by Mr. Scott's wife as to which he disclaims beneficial ownership. Of the total shares shown, 47,020 are pledged as collateral.
(5) Includes options to purchase 3,327 shares of our common stock. Of the total shares shown, 18,000 are pledged as collateral.
(6) Includes options to purchase 3,327 shares of our common stock. (7) Includes options to purchase 16,635 shares of our common stock.

                              ELECTION OF DIRECTORS

      Our Board of Directors has set the number of directors to serve after the Annual Meeting at eight, and two directors are to be elected at the Annual Meeting. Our Board has nominated L. Wayne Pearson and Robert M. Scott each to serve three year terms with their terms expiring at the 2010 Annual Meeting of Shareholders. Directors serve until their successors are elected and qualified to serve. The nominees are currently serving as our directors. Any other nominations must be made in writing and given to our Corporate Secretary in accordance with the procedures set forth below under "Committees of our Board of Directors."

      The persons named in the enclosed form of proxy intend to vote for the election of Messrs. Pearson and Scott as directors. Unless you indicate a contrary specification, your proxy will be voted FOR each such nominee. In the event that a nominee is not available by reason of any unforeseen contingency, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as our Board of Directors may recommend. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

Directors and Nominees


      Set forth below is information about our current directors and director nominees. Each director is also a director of our wholly owned subsidiary, Southcoast Community Bank (our "Bank").

                                                                                                            Director
Name                          Age      Business Experience During the Past Five Years                        Since
----                          ---      ----------------------------------------------                        -----

                                                Nominees for the Board of Directors
                         for terms of office to continue until the Annual Meeting of Shareholders in 2010:

L. Wayne Pearson              59       Chairman,  Chief Executive  Officer and President of our Company       1998*
                                       and our Bank  since  June,  1998;  organizer  of our  Bank  from
                                       October,  1997 to June,  1998;  private investor from July, 1997 to October,  1997; President,  Lowcountry Savings Bank from 1986 to July, 1997.

Robert M. Scott               63       Retired;  Executive Vice President and Chief  Financial  Officer       1998*
                                       of our  Company  and our Bank from June,  1998 until May,  2006;
                                       Secretary  of  our  Company  and  our  Bank  since  June,  1998;
                                       organizer of our Bank from October,  1997 to June, 1998; Special
                                       Projects,  Carolina First Bank from July, 1997 to October, 1997;
                                       Executive   Vice   President   and  Chief   Financial   Officer,
                                       Lowcountry Savings Bank from April, 1996 to July, 1997.

                                                   Directors whose terms of office
                                    will continue until the Annual Meeting of Shareholders in 2008:


Paul D. Hollen, III           58       Executive  Vice  President and Chief  Operations  Officer of our       1998*
                                       Company  and our Bank  since June  1998;  Organizer  of our Bank from  October,  1997 to June 1998;  Special  Projects,  Carolina
                                       First Bank from July,  1997 to  October,  1997;  Executive  Vice
                                       President and Chief Operations Officer,  Lowcountry Savings Bank
                                       from 1994 to July, 1997.

James H. Sexton, Jr.          57       Dentist (private practice) since 1975.                                 1998*

James P. Smith                52       President,  Atlantic Coast Advisory Group (insurance sales) since      1998*
                                       since 2004;  Regional  Manager,  American General Financial Group
                                       Insurance (insurance sales) 2000 to 2004.

                                                   Directors whose terms of office
                                    will continue until the Annual Meeting of Shareholders in 2009:


Tommy B. Baker                61       Owner- Baker Motors of Charleston (automobile dealership)              2005


William A. Coates             57       Attorney and shareholder,  Roe,  Cassidy,  Coates & Price,  P.A.,      1998*
                                       Greenville,  South  Carolina  (attorneys)  since January 1, 2002;
                                       attorney and shareholder, Love, Thornton, Arnold & Thomson, P.A.,
                                       Greenville,  South Carolina (attorneys) 1980-2001;  Vice Chairman of the Company and the Bank.

Stephen F. Hutchinson         60       President, East Coast Development Company, Inc. (real estate)          2005

*Includes membership on the Board of Directors of our Bank prior to organization of our Company as a holding company for our Bank in 1999.

      Neither the nominees nor any director nor any of the principal executive officers are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers


         Our executive officers are L. Wayne Pearson, Paul D. Hollen, III, William C. Heslop, Robert A. Daniel, Jr. and William B. Seabrook. Messrs. Pearson and Hollen are both directors and information about their ages and business experience is set forth above. Information about Messrs. Daniel, Heslop and Seabrook is set forth below.

Name                          Age      Business Experience During Past Five Years
----                          ---      ------------------------------------------
Robert A. Daniel, Jr.         56       Executive  Vice President of our Company and our Bank since 2005;
                                       Chief  Lending  Officer  of our  Bank  since  1998;  Senior  Vice
                                       President of our Bank from 1998 to 2005.


William C. Heslop             31       Senior  Vice  President  and  Chief  Financial  Officer  of  our
                                       Company  and  our  Bank  since  May,  2006;   certified   public
                                       accountant  with Elliott  Davis,  LLC from January 2003 to April
                                       2006;  accountant with Tourville,  Simpson & Caskey, L.L.P. from
                                       July 2001 to December 2002.


William B. Seabrook           50       Executive  Vice  President  of our  Company  and our Bank  since
                                       2005;  Head of Retail  Banking for our Bank since  2004;  Senior
                                       Vice  President  of our Bank  from  2004 to 2005;  correspondent banker with FTN  Financial,  a division of First  Tennessee Bank from 1998 to 2004.

Attendance at Meetings of our Board of Directors and Meetings of Shareholders

      During the last full fiscal year, ending December 31, 2006, our Board of Directors met four times. Each of our directors attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board of which he was a member. Our Bank's Board of Directors met 12 times in 2006.

      We encourage, but do not require, our directors to attend our annual meetings of shareholders. Last year all of our directors attended our annual meeting of shareholders.

                      COMMITTEES OF OUR BOARD OF DIRECTORS


Nominating Committee


      Our Nominating Committee recommends to our Board of Directors persons suitable to be nominated for election to our Board of Directors. The members of our Nominating Committee are Messrs. Hutchinson, Sexton and Smith, each of whom is independent as defined in The Nasdaq Stock Market Marketplace Rules, as modified or supplemented (the "Nasdaq Rules"). Our Nominating Committee met once in 2006. The Nominating Committee operates pursuant to a written charter, a copy of which was attached to our 2005 Proxy Statement as Appendix A. More information about our director nomination process is included under "Governance Matters - Director Nomination Process."


Audit Committee


      We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Our Audit Committee provides general oversight over our financial reporting and adequacy of our internal controls, and has authority to select, retain, compensate and terminate our independent auditors. Our Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with our financial and control functions. The members of our Audit Committee are Messrs. Baker (Chairman), Sexton and Coates, each of whom is independent as defined in the Nasdaq Rules. The Audit Committee met five times in 2006. The Audit Committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix A.


Compensation Committee


      The Compensation Committee reviews our compensation policies and recommends to the Board the compensation levels and compensation programs for executive officers and directors. The ultimate decisions about compensation levels and compensation programs are made by our full Board, which may accept or reject the recommendations of the Committee. The Compensation Committee may not delegate its authority to make recommendations to any other person or persons. Our Chief Executive Officer makes recommendations relating to the elements and amounts of his compensation and that of the other executive officers, as well as recommendations with respect to the elements and amounts of director compensation. The Committee may take these recommendations into consideration in its deliberations; however, our Chief Executive Officer is not present when salaries and bonuses are ultimately determined. Neither the Committee nor management uses compensation consultants to determine or recommend the amount or form of executive officer or director compensation. Members of the Compensation Committee are Messrs. Sexton (Chairman), Coates, Smith, Baker and Hutchinson, each of whom is independent as defined in the Nasdaq Rules. The Compensation Committee does not have a written charter. The Compensation Committee met three times during 2006.


                               GOVERNANCE MATTERS

Director Independence


      We are required by the Nasdaq Rules to have a majority of independent directors. Our Board of Directors has determined that none of William A. Coates, James H. Sexton, Jr., James P. Smith, Tommy B. Baker or Stephen F. Hutchinson has a relationship that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is independent under these rules. As noted in the sections about our committees above, all of the members of each of our Nominating, Audit and Compensation Committees are also independent under the Nasdaq Rules.


      As disclosed under "Certain Relationships and Related Transactions" some of our independent directors and some of their affiliates have loan and deposit relationships with our Bank. These relationships are not considered by our Board to compromise their independence. Additionally, during 2005, Mr. Smith received independent agent's commissions of $210,610 from an insurer in connection with our purchase of variable life insurance policies for six of our officers, including three of our executive officers/directors. During 2006, Mr. Smith also earned residual commissions of $8,708 in connection with executive life insurance policies we had previously purchased. The Board considered Mr. Smith's receipt of these commissions in making its determination that he is independent under the Nasdaq Rules.

Director Nomination Process


      In recommending director candidates, our Nominating Committee takes into consideration such factors as it deems appropriate based on our current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and our other Board members' experience and business backgrounds, as well as the candidate's ability to devote the required time and effort to serve on our Board.

      The committee will consider for recommendation by the committee director candidates recommended by our shareholders if the shareholders comply with the following requirements. If you wish to recommend a director candidate to the committee for consideration as a Board of Directors' nominee, you must submit in writing to the committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. You must deliver this information to our Nominating Committee at our address and the committee must receive it no later than January 15 in any year for your candidate to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's other candidates receive.

      Director candidates recommended by shareholders will not be considered for recommendation by the committee as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. Nevertheless, a shareholder may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of our existing management, must be made in writing and must be delivered or mailed to our President, not less than 90 days prior to any meeting of shareholders called for the election of directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of our capital stock that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the Exchange Act. The presiding officer of the meeting may disregard nominations not made in accordance with these requirements, and upon his instructions, the vote tellers will disregard all votes cast for each such nominee.


Shareholder Communications with the Board of Directors


      If you wish to send communications to the Board of Directors, you should mail them addressed to the intended recipient by name or position in care of:
Corporate Secretary, Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

      In the case of communications addressed to our Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to our independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of our Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.


Code of Conduct and Business Ethics


      We have adopted a Code of Business Conduct for directors, officers and employees. The code sets forth standards to promote the ethical handling of conflicts of interest, full and fair disclosure and compliance with laws, rules and regulations. We have also adopted a Code of Ethics that applies specifically to our principal executive officer, principal financial officer and principal accounting officer. Our Code of Business Conduct and Code of Ethics are available upon request to: Corporate Secretary, Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464.


Meetings of Non-Management Directors

      Our non-management directors meet from time to time in executive session without management present. Shareholders and other interested parties may communicate with the non-management directors by writing to: Non-Management Directors, c/o Corporate Secretary, Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464.

                             MANAGEMENT COMPENSATION

Compensation Discussion and Analysis

         Overview of Executive Compensation

         Our Compensation Committee administers our executive officer compensation program. (As used in this discussion, "executive officers" refers to our Chief Executive Officer, Mr. Pearson, our current and former Chief Financial Officers, Messrs. Heslop and Scott, and our three other executive officers, Messrs. Daniel, Hollen and Seabrook.) The Committee has historically followed an informal policy of providing our executive officers with a total compensation package consisting of salary, bonuses, insurance and other benefits and stock options. The Committee's objectives in setting executive compensation are:

     o to set salaries and benefits and, from time to time, award options, at competitive levels designed to encourage our executive officers to perform at their highest levels in order to increase earnings and value to shareholders;
     o where appropriate, to award bonuses and increase salaries to reward our executive officers for performance; and
     o    to retain our key executives.

         Compensation is designed to reward our individual executive officers both for their personal performance and for performance of our Company with respect to growth in assets and earnings, expansion and increases in shareholder value. Base salary and bonus are designed to be commensurate with each executive officer's scope of responsibilities, leadership, and management experience and effectiveness, and to reward annual achievements. Stock options are designed to motivate and challenge executive officers to achieve longer-term results that are aligned with shareholder interests.

         The  Committee  has not  historically  set specific  advance  goals for personal or corporate performance, and the Committee does not apply rigid formulas or necessarily react to short-term changes in business performance in determining the mix or amount of compensation elements. The committee makes its decisions about the amounts of the various types of compensation, and allocations between long-term and current compensation, allocations between cash and non-cash compensation, and allocations among various forms of compensation, in its discretion based on the Committee's subjective assessment of how these amounts and allocations will best meet the Committee's overall compensation goals outlined above.

         Components of 2006 Executive Compensation

         During 2006, executive compensation consisted primarily of two key components: base salary and bonuses. We also provide various additional benefits to executive officers, including health, life and disability plans, retirement plans, employment and change of control arrangements, and perquisites. For 2006, base salary comprised an average of approximately 62% of total executive officer compensation and bonuses comprised an average of approximately 13% of total executive officer compensation. The Compensation Committee based its decision to allocate executive officer compensation in this manner on its subjective assessment of how such allocation would meet our goals of remaining competitive with the compensation practices of a group of surveyed companies and of linking compensation to our corporate performance and individual executive officer performance.

         A more detailed discussion of each of these components of executive compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each component of compensation, the amounts actually awarded for the periods indicated, and various other related matters is set forth in the sections and tables that follow.

         Factors Considered in Setting Compensation

         In setting compensation we consider each executive's knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as an executive officer, as well as our perception of the fairness of the compensation paid to each executive in relation to what we pay our other executive officers. The Committee also considers recommendations from our Chief Executive Officer in setting his compensation and compensation for the other executive officers.

         Although we consider competitive market compensation paid by other financial institutions in South Carolina and the southeast derived from proxy statements and publicly available compilations prepared by regional investment banking firms, we do not attempt to maintain a target percentile within a peer group or otherwise rely on such information in setting executive compensation.

         We review our compensation program and levels of compensation paid to all of our executive officers annually and make adjustments based on the foregoing factors as well as other subjective factors.

         Timing of Executive Compensation Decisions

         Annual salary reviews and adjustments and bonus and option awards are routinely made in January of each year at the first regularly scheduled Compensation Committee and Board meetings. Compensation determinations may also be made at other times during the year in the case of newly hired executives or promotions of existing employees that could not be deferred until the next scheduled meeting. Board and committee meetings are generally scheduled well in advance of the meeting dates, and these scheduling decisions are made without regard to anticipated earnings or other major announcements. We do, however, routinely release earnings after our quarterly Board meetings.

         Base Salaries and Bonuses

         We believe it is appropriate to set base salaries at a reasonable level that will provide executives with a predictable income base on which to structure their personal budgets. In setting base salaries, the Committee considers the scope of our executives' responsibilities, their performance, and the period over which they have performed such responsibilities, as well as the overall condition of our Company, its level of success in recent years and its goals and budget for the current year. The committee then makes a subjective determination of the salary level for each executive officer. Salaries are reviewed annually, but are not adjusted automatically.

         The committee sets bonuses for executive officers taking into account our overall success, increase in market share, performance relative to budget and the individual executive's performance and contribution to our success.


         The committee set total salaries for our executives in 2006 approximately 5% higher than annualized 2005 levels (one executive joined the Company in mid 2006) reflecting the executives' increased responsibility for a larger company operating in a more complex environment, coupled with the demonstrated ability of the executives to deliver a high level of success. Bonuses awarded to our executive officers for 2006 performance reflected the committee's subjective judgment of an appropriate reward for their contributions to our success in 2006. The committee also considered generally the matters discussed below with respect to each individual executive officer.

         In setting 2006 salary for Mr. Pearson, our chief executive officer, the committee took note of the regulatory changes that are continuing to increase the complexity and challenges of operating our business, and of Mr. Pearson's continued personal leadership and business skills that are critical to us. The committee also considered information it had regarding salary levels of other chief executive officers of financial institutions in South Carolina and the southeast, and set a salary level that the committee believed was fair to Mr. Pearson and to our Company. In awarding Mr. Pearson's bonus for 2006, the committee took into consideration our year-over-year growth in loans, deposits, total assets, earnings and earnings per share.


         In setting 2006 salaries and bonuses for our other executive officers, the committee took into consideration the recommendations of our Chief Executive Officer and the following contributions. For Mr. Hollen, as chief operating officer, the committee considered the role he played in the expansion of our physical facilities in 2006, and his oversight of our Information Technology functions. For Mr. Daniel, as our chief lending officer, the committee considered the role he played in the growth and overall credit quality of our loan portfolio. For Mr. Seabrook, our head of retail banking, the committee considered the role he played in growth of our branches in loans, deposits and profitability, his responsibilities in connection with personnel decisions, and his role as a loan officer. For each of Mr. Scott, our former chief financial officer, and Mr. Heslop, our current chief financial officer, the committee considered their knowledge and experience with respect to complex accounting matters related to financial institutions and responsibilities related to oversight of Securities and Exchange Commission reporting, as well as their responsibilities with respect to balance sheet, profitability and investment portfolio management.

         For 2007, the committee has set executive officer salaries at the following amounts: Mr. Pearson - $333,506; Mr. Heslop - $105,000; Mr. Hollen - $203,962; Mr. Daniel - $189,000; and Mr. Seabrook - $220,500. The Compensation Committee also plans to review the executive compensation program in 2007 and may make recommendations for additional changes.

         Stock Options

         Stock option awards are awarded from time to time, and are generally set by the committee at levels believed to be competitive with other financial institutions of similar size and to advance our goal of retaining key executives, as well as levels believed to appropriately align the interests of management with the interests of shareholders. Because options are granted with exercise prices set at fair market value of our common stock on the date of grant, executives can only benefit from the options if the price of our stock increases. The committee does not award options every year, and has not awarded options since 2004.

         Other Benefits

         We provide our executive officers with medical and dental, life and disability insurance benefits, and we make contributions to our 401(k) plan on their behalf on the same basis as contributions are made for all other employees.

         We also pay country club and eating club dues for each of our executive officers and provide each of them, except Mr. Daniel, with an automobile allowance. We consider the club dues to be directly and integrally related to performance of our executives' duties. In addition, we encourage, and pay for our executives and their spouses, to attend banking conventions and seminars. The Compensation Committee has determined that these benefits play an important role in our executive officers' business development activities on behalf of our Company. The Compensation Committee has also determined that providing such benefits helps to retain key executives and is an important factor in keeping our executive compensation packages competitive in our market area.

         All of the foregoing benefits awarded to our executives in 2006 were set at levels believed to be competitive with other community financial institutions in South Carolina.

         Employment Agreements

         We have entered into employment agreements with each of our executive officers. These agreements are described under - "Employment Agreements." As discussed in that section, the agreements provide, among other things, for payments to our executive officers upon termination of their employment other than for cause or upon a change of control of our Company. The events set forth as triggering events for the payments were selected because they are events similar to those provided for in many employment agreements for executive officers of financial institutions throughout South Carolina. It has become increasingly common in South Carolina for community financial institutions to provide for such payments under such conditions. We believe these arrangements are an important factor in attracting and retaining our executive officers by assuring them financial and employment status protections in the event we terminate their employment for our own business purposes without cause, or control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and, thereby, can help to align their interests more closely with those of shareholders, particularly in negotiating transactions that could result in a change of control.

         Tax and Accounting Considerations

         We expense salary, bonus and benefit costs as they are incurred for tax and accounting purposes. Salary, bonus and some benefit payments are taxable to the recipients as ordinary income. Participation in the Employee Stock Purchase Plan creates an item of expense for accounting purposes as more fully described in the notes to our audited financial statements, but not for tax purposes. The tax and accounting treatment of the various elements of compensation is not a major factor in our decision making with respect to compensation.

         Security Ownership Guidelines and Hedging

         We do not have any formal security ownership guidelines for our executive officers, but most of our executive officers own a significant number of shares. We do not have any policies regarding our executive officers' hedging the economic risk of ownership of our shares.

         Financial Restatement

         The Board of Directors does not have a policy with respect to adjusting retroactively any cash or equity based incentive compensation paid to our executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of an award or payment, or with respect to recovery of any amount determined to have been inappropriately received by an individual executive. If such a restatement were ever to occur, the Board would expect to address such matters on a case-by-case basis in light of all of the relevant circumstances.

Compensation Committee Report

      The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" included in this Proxy Statement with management of our Company. Based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the "Compensation Discussion and Analysis" be included in our 2006 Annual Report on Form 10-K and in this Proxy Statement.

James H. Sexton, Jr. (Chair)      Tommy B. Baker              William A. Coates
James P. Smith                    Stephen F. Hutchinson

Summary of 2006 Executive Officer Compensation


      The following table sets forth for the year ended December 31, 2006, information about compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officers and our Executive Vice Presidents. Mr. Scott served as our Chief Financial Officer until his retirement in May 2006. We hired Mr. Heslop to become our Chief Financial Officer in May 2006 upon Mr. Scott's retirement. Further information about each component of compensation is included in "-- Compensation Discussion and Analysis" on the foregoing pages.


                           Summary Compensation Table

Name and Principal Position                             Year        Salary            Bonus         All Other            Total
                                                                      ($)              ($)        Compensation (1)        ($)
                                                                                                         ($)
                                                        ----        ------            -----       ----------------       -----

L. Wayne Pearson ...................................    2006        $317,625          $15,000          $ 148,563       $481,188
  President and Chief
  Executive Officer


Robert M. Scott ....................................    2006          93,428            8,500            102,853(2)     204,781
  Former Executive Vice President and former
  Chief Financial Officer


William C. Heslop ..................................    2006          67,328            5,000             11,318(3)      83,646
  Senior Vice President and
  Chief Financial Officer


Paul D. Hollen, III ................................    2006         194,250            8,500             98,509        301,259
  Executive Vice President


Robert A. Daniel ...................................    2006         180,000            8,500             48,694        237,194
  Executive Vice President and
  Chief Lending Officer

William B. Seabrook ................................    2006         210,000            8,500             20,648        239,148
  Executive Vice President and
  Head of Retail Banking

(1) Includes our 2006 contributions to the Bank's 401(k) Plan on behalf of the named persons, premiums for medical and dental insurance, disability insurance and life insurance, holding company and bank directors' fees, and automobile allowances in the amounts shown below for each person. Does not include club dues, which we do not consider to be perquisites or personal benefits because we deem them to be directly and integrally related to performance of our executives' duties.

                                         Medical                                                    Automobile
                          401(k)      and Dental    Disability       Life       Directors' Fees     Allowance
                          ------      ----------    ----------       ----       ---------------     ---------
 Mr. Pearson             $13,097        $7,848          $324       $90,414          $23,200           $13,680
 Mr. Scott                 8,000         3,270           135        53,173           22,725             5,550
 Mr. Heslop                    -         2,392           180           184                -             2,800
 Mr. Hollen               10,704         7,848           324        46,414           23,200            10,019
 Mr. Daniel               10,396         3,588           324        34,386                -                 -
 Mr. Seabrook             10,322         3,588           324           414                -             6,000

(2) For Mr. Scott, also includes a $10,000 consulting fee we paid to him for consulting services he has provided as we transitioned to our new chief financial officer.

(3) For Mr. Heslop, also includes a moving and relocation reimbursement of $5,762.

2006 Grants Of Plan-Based Awards

         We did not grant any stock options or other equity-based awards in 2006, and we do not currently have any equity or non-equity incentive plans under which awards were granted in 2006 or were outstanding at December 31, 2006.

Employment Agreements and Potential Payments upon Termination of Employment or Change of Control


         We have entered into employment agreements with our executive officers, Messrs. Pearson, Hollen, Daniel and Seabrook, and with our Chief Financial Officer, Mr. Heslop. The contracts were for initial terms of three years, with automatic one year extensions at each annual anniversary date in the case of each of Messrs. Pearson, Hollen, Daniel and Seabrook, and with automatic extensions at the end of each day in the case of Mr. Heslop, unless the employee is terminated or either party gives written notice that the term will not be extended. The agreements provide for minimum annual base salaries of $250,000, $167,500, $126,900, $150,000 and $100,000 for Messrs. Pearson, Hollen, Daniel,
Seabrook and Heslop, respectively. In addition to salary, the agreements provide for each officer to participate in any retirement or other employee benefit plans applicable to all employees or to executive officers, and receive life, health and disability insurance benefits, as well as salary continuation upon disability and other unspecified benefits provided under plans applicable to senior management officers and appropriate to their positions. The agreements also provide that, if there has been a change of control of our Company or our Bank and the officer's position has been diminished or the officer is required to relocate without his prior consent, the officer may terminate the agreement and receive his salary and benefits for three years after termination. Such payments may not, however, exceed the amount which we may deduct for federal income tax purposes.


         Mr. Scott also had an employment agreement with us, which terminated without payment of any benefits upon his retirement.

         Disability

         Each agreement provides that we will provide the executive officer with disability insurance in an amount equal at all times to at least one-half of his annual base salary. Each agreement provides further that, in the event of disability, we will pay the officer his full salary then in effect and continue all benefits then in effect for a period of one year from the date of termination. "Disability" is defined in the agreements as the officer's failure to satisfactorily perform the essential functions of his office on a full-time basis for 180 consecutive days, with or without accommodation, by reason of the officer's incapacity resulting from physical or mental illness or impairment, unless within15 days after a notice of termination is given following such absence, the officer returns to the satisfactory, full time performance of his duties. The determination of disability is to be made by the Board of Directors of our Bank in good faith and on the basis of the certificates of at least three qualified physicians chosen by it for such purpose, one of whom shall be the officer's regular attending physician.

         Termination for Cause


         We may terminate an officer under the terms of the agreements for cause, which includes, among other grounds for termination: breach of the agreement by the officer; the officer's engaging in willful misconduct, criminal, immoral or otherwise, that is, or is likely to become, materially injurious to the Bank or our Company; the officer's failure to comply with clear provisions of law and regulations that is, or is likely to become, materially injurious to the Bank or our Company; the officer's conviction of a felony; the officer's commission in the course of his employment of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice, which would constitute a felony, (whether or not resulting in criminal prosecution or conviction), or any act or practice that results in the officer becoming ineligible for coverage under our Bank's banker's blanket bond; or the officer's being removed from office or prohibited from being affiliated with our Bank by the FDIC. If we terminate an executive officer for cause, we have no obligation to make any further payments to him, but no vested rights would be affected.


         Termination other than for Cause

         The agreements provide that we may also terminate the officer other than for cause in our discretion or that of the Bank, but if we do so we must pay him the full compensation and other benefits provided for in the agreement until the expiration of the remaining term of the agreement.

         Change of Control

         If the officer resigns at any time following a change in control of our Bank or our Company, he will be entitled to the compensation and benefits described below, but only if such resignation is preceded by either (1) any material decrease, or series of decreases which taken as a whole are material, in the nature or scope of the officer's duties, responsibilities and authorities, without the written consent of the officer as to each and every such decrease, from the greater of those duties, responsibilities or authorities being exercised and performed by the officer immediately after the date of the execution the agreement, or those being exercised and performed immediately prior to the reduction or series of reductions thereof; or (2) any attempt by our Bank or our Company to relocate the officer to a location outside of Mount Pleasant, South Carolina without his written consent given not more than one year prior thereto.

         The compensation and benefits that we would be required to pay and provide to the officer in connection with a resignation as described in the paragraph above would be the full compensation and benefits provided for in the agreement for a period of three years from the date of termination. Such payments are required be made and such benefits are required to be provided notwithstanding any other employment obtained by the officer. The agreement defines the phrase "change in control" of our Bank or our Company as either or both of the following: (1) acquisition in any manner of the beneficial ownership of shares of our Bank or our Company having 51% or more of the total number of votes that may be cast for the election of one or more directors of our Bank or our Company, respectively, by any person, or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; or (2) any other circumstances which the Board of Governors of the Federal Reserve System has determined constitutes or will constitute a change in control of our Bank or our Company.

         Acceleration of Stock Options and Rights

         The agreements also provide that, if we terminate an officer other than for cause or if an officer resigns after a change of control, his outstanding stock options and stock appreciation rights, and any and all rights under performance stock award plans, restricted stock plans and any other stock option, or incentive stock plans shall become immediately and fully exercisable for a period of 60 days following the last payment required by the agreement to be made by our Bank or our Company to the officer, except that no such option or right shall be exercisable after the termination date of such option or right. These provisions are in addition to the officer's rights granted in connection with such stock options or other rights, and such rights and options shall continue to be exercisable pursuant to their terms and their governing plans. Information about stock options held by our executive officers at December 31, 2006 is provided in the table "Outstanding Equity Awards at Fiscal Year End."

         Mitigation

         All amounts we are required to pay under the agreements must be paid without notice or demand. The agreements do not require our executive officers to seek other employment in mitigation of the amounts payable or arrangements made under any provision of the agreements. Nevertheless, if an executive officer obtains any such other employment, our Bank's and our Company's obligations to make the payments and provide the benefits required to be paid and provided under the agreements would be reduced by an amount equal to the payments or benefits received from such other employment and the executive officer would be required to promptly notify us or the Bank of his employment and receipts therefrom.

         Confidentiality and Non-competition


         Other provisions of the agreements require the officers to maintain the confidentiality of information obtained from us during employment with us and for so long thereafter as we, in our sole opinion, deem that it remains proprietary and confidential, and prohibit each officer from competing with us or soliciting our customers for a period of twelve months after termination of employment or while payments are being made to him pursuant to the agreement.


         Potential Payments upon Termination

         The following table sets forth the amounts we would have been required to pay, and the benefits we would have been required to provide, to each of Messrs. Pearson, Hollen, Daniel, Seabrook and Heslop under the terms of the employment agreements discussed above if their employment had terminated as of December 29, 2006 as a result of the events shown. For purposes of quantifying health care benefits we would have been required to pay, we have used the same assumptions used for financial reporting purposes under generally accepted accounting principles.

                                                                Continuation
                                                                 of Medical   Continuation   Continuation  Continuation
                                                                 and Dental      of Life          of            of
                                                                 Insurance      Insurance     Disability    Automobile
                                                      Salary      Premiums      Premiums      Insurance      Allowance       Total
                                                      ------      --------      --------      ---------      ---------       -----
                                                                                               Premiums
Mr. Pearson
o        Disability (1)                              $250,000      $7,848        $90,414          $324        $13,680      $362,266
o        Termination by Company
         other than for cause (2)                     654,795      20,558        236,810           849         35,830       948,842
o        Termination by executive
         after change of control (2)                  750,000      23,544        271,242           972         41,040     1,086,798
o        Termination for cause                            -0-         -0-            -0-           -0-            -0-           -0-
Mr. Hollen
o        Disability (1)                              $167,500      $7,848        $46,414          $324        $10,019      $232,105
o        Termination by Company
         other than for cause (2)                     438,712      20,558        121,567           849         26,242       607,928
o        Termination by
         executive after change of control (2)        502,500      23,544        139,242           972         30,057       696,315
o        Termination for cause                            -0-         -0-            -0-           -0-            -0-           -0-
Mr. Daniel
o        Disability (1)                              $126,900      $3,588        $34,386          $324              -      $165,198
o        Termination by Company
         other than for cause (2)                     332,374       9,398         90,063           849              -       432,684
o        Termination by executive
         after change of control (2)                  380,700      10,764        103,158           972              -       495,594
o        Termination for cause                            -0-         -0-            -0-           -0-            -0-           -0-


                                       14

Mr. Seabrook
o        Disability (1)                              $150,000      $3,588           $414          $324         $6,000      $160,326
o        Termination by Company
         other than for cause (2)                     392,877       9,398          1,084           849         15,715       419,923
o        Termination by executive
         after change of control (2)                  450,000      10,764          1,242           972         18,000       480,978
o        Termination for cause                            -0-         -0-            -0-           -0-            -0-           -0-
Mr. Heslop
o        Disability (1)                              $100,000      $3,588           $184          $324         $2,800      $106,896
o        Termination by Company
         other than for cause (2)                     300,000      10,764            552           972          8,400       320,688
o        Termination by executive
         after change of control (2)                  300,000      10,764            552           972          8,400       320,688
o        Termination for cause                            -0-         -0-            -0-           -0-            -0-           -0-

     (1)  These benefits would have been paid over the course of one year.
     (2) These benefits could have been paid in a lump sum or over the course of the remaining term of the agreement, at our option.

         The foregoing description is a summary of the terms of the employment agreements with our executive officers and is qualified in its entirety by reference to the actual text of the agreements, which are filed with the Securities and Exchange Commission. The foregoing summary does not create any legal or equitable rights in any person.

                Outstanding Equity Awards At 2006 Fiscal Year-End

         The following table provides information about stock options held by our executive officers at the end of 2006. We have not granted any other equity-based awards. All outstanding options are currently exercisable.

        Name                    Number          Option     Option
                                of              Exercise   Expiration
                                Securities      Price      Date
                                Underlying        ($)
                                Unexercised
                                Options
                                    (#)
                                Exercisable
        ---------------------   -----------   --------     -------
        L. Wayne Pearson               3,327    $15.29     3/31/09
        Robert M. Scott                3,327    $15.29     3/31/09
        William C. Heslop                -0-         -           -
        Paul D. Hollen, III              -0-    $15.29     3/31/09
        Robert A. Daniel, Jr.          3,327         -           -
        William B. Seabrook              -0-         -           -

                     2006 Option Exercises And Stock Vested

         No stock or other equity-based awards vested, and no executive officers exercised options in 2006.

Retirement and Nonqualified Deferred Compensation Plans

         We do not currently provide any retirement or pension plans (other than our 401(k) plan) or any defined contribution or other plans that provide for deferral of compensation on a basis that is not tax-qualified.

Compensation Committee Interlocks and Insider Participation


         The members of our Compensation Committee in 2006 were James H. Sexton, Jr., Chairman, William A. Coates, James P. Smith, Tommy B. Baker and Stephen F. Hutchinson, who are all of our independent directors.


Director Compensation

         Set forth in the table below is information about compensation we paid to our outside directors for their service to the Company and the Bank in 2006. We pay our directors an annual retainer of $10,000 plus an additional $2,500 for each meeting of the Board of Directors attended. We do not pay additional fees for attendance at committee meetings. All of our directors are also directors of our Bank. The Bank pays its directors $475 for each monthly meeting of the Bank's board of directors attended. Information about directors' fees paid to Messrs. Pearson, Hollen and Scott is set forth in the Summary Compensation table.

                           2006 Director Compensation
          Name                         Fees Earned          Total
                                     Or Paid in Cash         ($)
                                           ($)
          ----                         -----------          -----

          William A. Coates              $23,200          $23,200
          James P. Smith                 $23,200          $23,200
          James H. Sexton, Jr.           $23,200          $23,200
          Tommy B. Baker                 $22,725          $22,725
          Stephen F. Hutchinson          $23,200          $23,200

         At December 31, 2006, each of Messrs. Pearson, Coates, Scott and Smith had outstanding options to purchase 3,327 shares of our common stock. All options granted to our other directors have been previously exercised.

1999 Stock Option Plan


         Under the Southcoast Financial Corporation 1999 Stock Option Plan, we may grant options to purchase our common stock to persons who are our directors or employees or are directors or employees of any of our subsidiaries at the time of grant. The purpose of the Plan is to provide officers, directors, key employees and others with an incentive that is aligned with the interests of shareholders through performance of our common stock. The Plan provides for both incentive stock options and non-qualified stock options, but only employees may be granted incentive stock options. The Plan is administered by our Board or a committee of our directors appointed by our Board.

         The date of grant of an option under the 1999 Plan is the date on which the Board or the committee makes the determination to grant such option. All stock options must have an exercise price not less than the fair market value of the common stock at the date of grant, as determined by our Board or the committee. Our Board or the committee may set other terms for the exercise of options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. Our Board or the committee also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant. The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options, the exercise price and the exercise date of options will be adjusted in the event of changes in the number of outstanding shares of our common stock as a result of stock splits, stock dividends, merger, consolidation, recapitalization, reclassification, split up, spin-off, combination of shares, or any other change in the number of shares of our common stock effected without our receipt of consideration.

         All outstanding awards of stock options will become immediately exercisable in the event of a change in control or imminent change in control of our Company. In the event of a change in control or imminent change in control, the option holder, at the discretion of the Board or the committee, will be entitled to receive cash in an amount equal to the fair market value of our common stock less the exercise price of the options, in exchange for the surrender of the options on that date. As used in the 1999 Plan, "change in control" means: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of our Company; (ii) the execution of an agreement for a merger or recapitalization of our Company or any merger or recapitalization whereby we will not be the surviving entity; (iii) a change of control of our Company, as otherwise defined or determined by the South Carolina State Board of Financial Institutions under the laws of the State of South Carolina, or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder) of 25% or more of the outstanding voting securities of our Company by any person, trust, entity or group. This limitation does not apply to the purchase of shares by underwriters in connection with a public offering of our stock, the purchase of up to 25% of any class of our securities by a tax qualified employee stock benefit plan sponsored by us, or a transaction which forms a holding company for us, if our shareholders own substantially the same proportionate interests of the stock of the new holding company immediately after the transaction except for changes caused by the exercise of dissenter's rights. As used in the 1999 Plan, "imminent change in control" refers to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of our Company. Whether there is an imminent change in control will be conclusively determined by our Board or the committee.

         Subject to any required action by our shareholders, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Board or the committee, in its sole discretion, will have the power, prior or subsequent to such action or event to: (i) cancel any or all previously granted options, provided that consideration is paid to the option holder that is sufficient to put the option holder in as favorable a financial position as he would have been if the options had not been cancelled; and/or (ii) make such other adjustments in connection with the plan as the Board or the committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. No action may be taken, however, that would cause incentive stock options to lose their status as incentive stock options.

         The Board or the committee at all times has the power to accelerate the exercise date of options previously granted under the Plan.

         The Board may amend, suspend or terminate the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The Plan will terminate on August 14, 2009, and no options will be granted under the Plan after that date.

         The foregoing description is a summary of the terms of the 1999 Stock Option Plan and is qualified in its entirety by reference to the actual text of the plan, which is filed with the Securities and Exchange Commission as an exhibit to our Form S-8 filed September 9, 2005.

2005 Employee Stock Purchase Plan


         At our 2006 Annual Meeting of shareholders, the shareholders approved the 2005 Employee Stock Purchase Plan (the "ESPP"). A summary description of the principal terms of the ESPP and its purpose are set forth below.

         The purpose of the ESPP is to advance our interests by enabling eligible employees to acquire an ownership interest in us through purchases of common stock at a discounted price. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         An "eligible employee" under the ESPP is an employee for federal tax withholding purposes, except employees who have been employed by us or our Bank for less than six consecutive months. No employee is permitted to participate in the ESPP if immediately after a grant under the ESPP the employee would own stock and/or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of our stock. No employee is permitted to accrue the right at any time to purchase more than $25,000 worth of our stock through all employee stock purchase plans we may have each calendar year.

         A maximum of 200,000 shares of our common stock are available for sale to employees pursuant to the ESPP. The number of available shares may be adjusted for stock dividends, stock splits, stock conversions, exchanges, reclassifications or substitutions. Shares of our common stock subject to the ESPP may be newly issued or we may purchase them on the open market or otherwise. Our issuance of the shares pursuant to the ESPP has been registered under the Securities Act of 1933.


         The ESPP permits the purchase of common stock through payroll deduction as follows: (a) the ESPP provides for quarterly periods during which payroll deductions will be accumulated (the "Offering Period"); (b) eligible employees may choose the percentage of their gross compensation up to a maximum of 10% to be deducted and applied to purchase shares of common stock under the ESPP; (c) at the beginning of the Offering Period, the eligible employees obtain stock options to purchase common stock under the ESPP at a 15% discount from the lower of the market value on (1) the first day of the Offering Period, or (2) the last day of the Offering Period; and (d) at the end of the Offering Period, the eligible employees are deemed to exercise these options to the extent of their payroll deductions. No fractional shares are issued.


         The ESPP is administered by our Board of Directors which, subject to the rules contained in the ESPP, has complete authority in its discretion to interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP.


         The Board of Directors may terminate the ESPP at any time; provided, however, that no such termination may affect options outstanding at the time of termination. The ESPP will terminate in any case on June 7, 2010. If at any time the shares of common stock reserved for the ESPP are available for purchase but not in sufficient number to satisfy all the then unfilled purchase requirements, the available shares will be apportioned among the participants in proportion to their options and the ESPP will terminate. The Board of Directors may amend the ESPP, subject to the requirements of Section 423 of the Code relating to the requisite approval of our shareholders.


           The foregoing description is a summary of the ESPP and is qualified in its entirety by reference to the actual text of the ESPP, which was filed with the Proxy Statement for our 2006 Annual Meeting of Shareholders.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Our Bank, in the ordinary course of its business, makes loans to and has other transactions with our directors, officers, principal shareholders, and their associates. Loans, if made, are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Our Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2006 was $509,207. None of such loans are classified as nonaccrual, past due, restructured or problem loans. During 2006, $412,586 of new loans were made, and repayments totaled $69,040.


         From time to time we may also enter into other types of business transactions or arrangements for services with our directors, officers, principal shareholders or their associates. These types of transactions or services might include, among others, purchases of insurance, purchases or leases of automobiles, and legal services. We only enter into such arrangements if we determine that the prices or rates offered are comparable to those available to us from unaffiliated third parties. Our Board approves such transactions on a case by case basis. We do not have written policies or procedures with respect to such approvals.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         As required by Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers and certain individuals are required to report periodically their ownership of our common stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to us and any representations made to us, our directors and executive officers failed to file the following numbers of reports covering the numbers of transactions: Each of Messrs, Baker, Daniel, Hollen, Hutchinson and Seabrook failed to timely file a Form 3. Each of the following directors, over the past several years, has failed to timely file the following total numbers of Forms 4 with respect to the following total numbers of transactions: Mr. Baker - two forms with respect to two transactions; Mr. Coates five forms with respect to five transactions; Mr. Daniel - twelve forms with respect to seventeen transactions; Mr. Seabrook - three forms with respect to three transactions; Mr. Sexton - sixteen forms with respect to sixteen transactions; and Mr. Smith - five forms with respect to five transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         Our Board has selected Elliott Davis, LLC, to serve as our independent registered public accounting firm for 2007. For the year ended December 31, 2006, Clifton D. Bodiford, C.P.A. served as our independent registered public accounting firm. It is expected that representatives from Mr. Bodiford's firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.


Change in Independent Auditors

         Elliott Davis, LLC, which had served as our independent auditors since our organization, resigned as of April 17, 2006 because its independence would terminate as a result of our agreement to employ one of Elliott Davis' accountants as our Chief Financial Officer upon the retirement of Robert M. Scott as Chief Financial Officer on May 12, 2006. Neither of Elliott Davis' reports on our financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and any subsequent interim period preceding such resignation there were no disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Elliott Davis, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

         On May 9, 2006, our Audit Committee engaged Clifton D. Bodiford, CPA, to audit our consolidated financial statements for the year ended December 31, 2006. During our two most recent fiscal years, and any subsequent interim period prior to May 9, 2006, neither we nor anyone on our behalf consulted Mr. Bodiford with respect to any accounting matter.

         The Audit Committee decided not to engage Mr. Bodiford's firm to audit our consolidated financial statements for the year ended December 31, 2007, and instead, decided to re-engage Elliott Davis, LLC because of that firm's long-standing prior relationship with us. Elliott Davis' loss of independence was limited to the one year period from termination of Mr. Heslop's employment with Elliott Davis and his employment by us as our Chief Financial Officer until the date of initiation of the 2007 audit by Elliott Davis, which is not expected to begin until January 2008. The report of Mr. Bodiford's firm on our financial statements for the year ended December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During our most recent fiscal year and any subsequent interim period preceding such resignation there were no disagreements with Mr. Bodiford's firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mr. Bodiford's firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

         On February 7, 2007, the Audit Committee engaged Elliott Davis, LLC to audit our consolidated financial statements for the year ended December 31, 2007. During our most recent fiscal year, and any subsequent interim period prior to February 7, 2007, neither we nor anyone on our behalf consulted Elliott Davis with respect to any accounting matter.

Fees Paid to Independent Auditors


         Set forth below is information about fees billed by our independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the year ended December 31, 2006 and 2005, and for other services rendered during such years, on our behalf, as well as all out-of- pocket expenses incurred in connection with these services, which have been billed to us. Our independent auditor for 2006 was Clifton D. Bodiford, CPA, and our independent auditors for 2005 were Elliott Davis, LLC.



                                       Year Ended             Year Ended
                                    December 31, 2006     December 31, 2005
                                    -----------------     -----------------
Audit Fees ......................         $74,500              $91,545
Audit-Related Fees ..............           4,790                7,605
Tax Fees ........................               -                4,850
All Other Fees ..................           2,275                2,320
                                          -------             --------
      Total .....................         $81,565             $106,320
                                          =======             ========

Audit Fees


         Audit fees include fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.


Audit Related Fees


         Audit-related fees included fees for assistance with, and issuance of consents relating to, filings with the Securities and Exchange Commission and review of the registration statement related to the 2005 stock offering, as well as reviews of management's discussion and analysis of financial condition and results of operations included in the annual and quarterly reports we file with the Securities and Exchange Commission.


Tax Fees

         Tax fees include fees for tax compliance/ preparation and other tax services. Tax compliance/ preparation fees include fees billed for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning.

All Other Fees

         All other fees in 2006 and 2005 included fees for agreed upon procedures, primarily consulting with the steering committee for Sarbanes Oxley
Section 404 compliance.


         In making its decision to appoint Elliott Davis, LLC, as our independent auditors for the fiscal year ending December 31, 2007, our Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the firm's independence.


Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors


         Our Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Audit Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2006, all audit and permitted non-audit services were pre-approved by the Committee.


                             AUDIT COMMITTEE REPORT


         The Audit Committee of our Board of Directors has reviewed and discussed with our management our audited financial statements for the year ended December 31, 2006. Our Audit Committee has discussed with our independent auditor, Clifton D. Bodiford, CPA, the matters required to be discussed by Statement on Accounting Standards 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee has also received the written disclosures and the letter from Mr. Bodiford required by Independence Standards Board Standard No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Mr. Bodiford his independence. Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.


  T. B .Baker, Chairman           J. H. Sexton, Jr.            W. A. Coates

                                  OTHER MATTERS


         We know of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters. If you specify a different choice on the Proxy, your shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies we receive pursuant to this solicitation that are not revoked before they are voted will be voted FOR the election of any or all of the nominees for directors named herein.


                           INCORPORATION BY REFERENCE


         Neither the "Compensation Committee Report" nor the "Audit Committee Report" included in this proxy statement shall be deemed to be filed with the Securities and Exchange Commission, nor deemed incorporated by reference into any of our prior or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate such information by reference.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K


         You may obtain copies of our Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 2006, free of charge by requesting such form in writing from L. Wayne Pearson, President, Southcoast Community Bank, Post Office Box 1561, Mt. Pleasant, South Carolina 29465. You may also download copies from the Securities and Exchange Commission website at http://www.sec.gov.

                                      PROXY

                        SOUTHCOAST FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS - May 4, 2007

          Paul D. Hollen, III and William C. Heslop, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 4, 2007, and at any adjournment thereof, as follows:


1.    ELECTION OF          FOR the nominees listed           WITHHOLD
      DIRECTORS.           Below [ ]                         AUTHORITY
                                                             to vote for the
                                                             nominees listed
                                                             below  [ ]



Three year terms:    L. Wayne Pearson and Robert M. Scott



     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. Management at present knows of no other business to be brought before the meeting.


THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.



Dated: ________, 2007

                                        ----------------------------------------



                                        ----------------------------------------

                                                                      Appendix A

                        SOUTHCOAST FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

I.       Purpose

         The Audit Committee is appointed by the Board to assist the Board of Directors in monitoring and addressing: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements for financial reporting; (3) the qualifications and independence of the Company's independent auditors; (4) the performance of the Company's internal audit function and external auditors.

II.      Membership

         The Audit Committee shall be composed of not less than two members or, if the Company no longer files reports under Regulation S-B of the Securities and Exchange Commission ("SEC"), not less than three members, appointed by the Board. All of the members of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of Section 10A ("Section 10A") of the Securities Exchange Act of 1934 (the "Exchange Act"), and the listing standards of The Nasdaq Stock Market, Inc., and shall satisfy any other applicable regulatory requirements.

III.     Meetings and Orientation/Ongoing Training

         The majority of the members of the Audit Committee shall constitute a quorum. The action of a majority of those present at a meeting at which a quorum is present will be the act of the Audit Committee.

         Any action required to be taken at a meeting of the Audit Committee will nonetheless be deemed the action of the Audit Committee if all of the members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

         The Chair  will make  regular  reports to the Board of  Directors.  The
Audit  Committee  may  form  and  delegate   authority  to  subcommittees   when
appropriate.

         The Audit Committee will meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee will meet separately with management, the independent auditors and internal auditor at least quarterly.

         The Audit Committee may perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Board deems necessary or appropriate.

IV.      Responsibilities and Duties

         The Audit Committee is granted the authority to investigate any activity of the Company and its subsidiaries, and all employees are directed to cooperate as requested by members of the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a Committee meeting. The Audit
Committee has the authority to retain special legal, accounting or other consultants as it deems appropriate to advise the Audit Committee.

         In carrying out its responsibilities, the Board of Directors believes the policies and procedures of the Audit Committee should remain flexible, in order to best react to changing conditions. The Audit Committee will have the authority to:

     o Select, retain, determine funding for and when appropriate, terminate the Company's independent auditors.

     o Approve the fees and terms of all audit engagements and approve in advance all permissible non-audit engagements with the Company's independent auditors, as set forth in Section 10A.

     o Review the annual written statement from the independent auditor of the Company describing:

               -    the auditor's internal quality control procedures;

               - any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

               - all relationships between the independent auditors and the Company, including each permissible non-audit service provided to the Company, consistent with Independence Standards Board Standard 1.

     o Review the qualifications, performance and independence of the lead partner of the independent auditor team and the audit firm itself. In making this review, the Audit Committee will take into account the assessments of management and the Company's internal auditors.

     o Evaluate whether it is appropriate to rotate the lead audit partner or the audit firm itself.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

     o Review with the independent auditor any reports or communications required by or referred to in Statement of Auditing Standards No. 61, including any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          - Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;

          -    Any changes required in the planned scope of the audit; and

          - Any accounting adjustments proposed by the auditor but passed as immaterial or otherwise.

     o Obtain from the independent auditors assurance that the annual audit was conducted in a manner consistent with Section 10A, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

     o    Review with  management and the  independent  auditors,  the Company's
          annual   audited   financial   statements   and  quarterly   financial
          statements, including:

          - the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation";

          -    major  issues  regarding   accounting   principles  and  auditing
               standards and financial statement presentation; and

          -    the  independent   auditor's  judgment  as  to  the  accuracy  of
               financial information, adequacy of disclosures and quality of the Company's accounting principles.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting internal accounting controls or auditing matters.

     o Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     o Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

     o Review with the independent auditors, the Company's internal auditors, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and any special audit steps adopted in light of material control deficiencies, and make or review any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     o Review the internal audit function of the Company, including the independence of the function, the ability of the function to raise issues to the appropriate level of authority, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. Review recommendations and findings of the internal auditors and management's responses.

     o Review disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations under the Act, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

     o Conduct or authorize an appropriate review of any related-party transactions deemed significant by the Audit Committee.

     o Conduct or authorize an investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, such investigation is appropriate. Report to the Board of Directors the results of its investigation and make such recommendations, as it may deem appropriate.

     o Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     o    Review the Audit Committee's performance annually.

V.       Continuous Flow of Information to Audit Committee Members

         The Audit Committee shall have access to all relevant information necessary to carry out its responsibilities, including key operating reports of the Company. The Audit Committee shall, at its discretion, retain and determine funding for outside resources including advice and assistance from outside legal, accounting or other advisors to help review and assess such information.

         The function of the Audit Committee is oversight. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor.

VI.      Standard of Conduct

         The members of the Audit Committee shall perform their duties in accordance with the standard of conduct provided in Section 33-8-300 of the Code of Laws of South Carolina, 1976, as amended. In performing their duties they shall be entitled to the benefit of the "business judgment rule" and nothing in this Charter shall be interpreted to modify the statutory standard of conduct, limit the application of the business judgment rule or create any standard of conduct.